POWER OF ATTORNEY

I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296
John Hancock Life Insurance Company of New York Account B (VUL Protector 2002)	# 333-88972
John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504
John Hancock Life Insurance Company of New York Account B (Survivorship VUL 2003)	# 333-100664
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life Insurance)	# 333-127543
John Hancock Life Insurance Company of New York Account B (Corporate VUL 05)	# 333-131139
John Hancock Life Insurance Company of New York Account B (Accumulation VUL)	# 333-131134
John Hancock Life Insurance Company of New York Account B (Majestic Performance VUL)	# 333-132905
John Hancock Life Insurance Company of New York Account B (Survivorship Variable Universal Life)	# 333-141693
John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992
John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631
John Hancock Life Insurance Company of New York Account B (Accumulation08)	# 333-152407
John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408
John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-157213

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 4/7/10 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John D. DesPrez III	Director	4/7/10
John D. DesPrez III

POWER OF ATTORNEY

I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296
John Hancock Life Insurance Company of New York Account B (VUL Protector 2002)	# 333-88972
John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504
John Hancock Life Insurance Company of New York Account B (Survivorship VUL 2003)	# 333-100664
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life Insurance)	# 333-127543
John Hancock Life Insurance Company of New York Account B (Corporate VUL 05)	# 333-131139
John Hancock Life Insurance Company of New York Account B (Accumulation VUL)	# 333-131134
John Hancock Life Insurance Company of New York Account B (Majestic Performance VUL)	# 333-132905
John Hancock Life Insurance Company of New York Account B (Survivorship Variable Universal Life)	# 333-141693
John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992
John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631
John Hancock Life Insurance Company of New York Account B (Accumulation08)	# 333-152407
John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408
John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-157213

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 4/7/10 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Scott S. Hartz	Director	4/7/10
Scott S. Hartz

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296
John Hancock Life Insurance Company of New York Account B (VUL Protector 2002)	# 333-88972
John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504
John Hancock Life Insurance Company of New York Account B (Survivorship VUL 2003)	# 333-100664
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life Insurance)	# 333-127543
John Hancock Life Insurance Company of New York Account B (Corporate VUL 05)	# 333-131139
John Hancock Life Insurance Company of New York Account B (Accumulation VUL)	# 333-131134
John Hancock Life Insurance Company of New York Account B (Majestic Performance VUL)	# 333-132905
John Hancock Life Insurance Company of New York Account B (Survivorship Variable Universal Life)	# 333-141693
John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992
John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631
John Hancock Life Insurance Company of New York Account B (Accumulation08)	# 333-152407
John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408
John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-157213

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 4/7/10 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen	Director	4/7/10
John G. Vrysen

POWER OF ATTORNEY

I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296
John Hancock Life Insurance Company of New York Account B (VUL Protector 2002)	# 333-88972
John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504
John Hancock Life Insurance Company of New York Account B (Survivorship VUL 2003)	# 333-100664
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life Insurance)	# 333-127543
John Hancock Life Insurance Company of New York Account B (Corporate VUL 05)	# 333-131139
John Hancock Life Insurance Company of New York Account B (Accumulation VUL)	# 333-131134
John Hancock Life Insurance Company of New York Account B (Majestic Performance VUL)	# 333-132905
John Hancock Life Insurance Company of New York Account B (Survivorship Variable Universal Life)	# 333-141693
John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992
John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631
John Hancock Life Insurance Company of New York Account B (Accumulation08)	# 333-152407
John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408
John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-157213

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 4/7/10 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James R. Boyle	Director	4/7/10
James R. Boyle